UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549


                                  FORM 8-K

                               CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) December 12, 1994


                                CILCORP Inc.
           (Exact name of registrant as specified in its charter)

    Illinois                     1-8946                     37-1169387
 (State or other              (Commission                (IRS Employer
  jurisdiction of              File Number)               Identification No.)
  incorporation)


   300 Hamilton Blvd., Suite 300, Peoria, Illinois                 61602
 (Address of principal executive offices)                        (Zip Code)


      Registrant's telephone number, including area code (309) 675-8810


                       CENTRAL ILLINOIS LIGHT COMPANY
           (Exact name of registrant as specified in its charter)


   Illinois                        1-2732                       37-0211050
(State or other                 (Commission                   (IRS Employer
 jurisdiction of                File Number)              Identification No.)
 incorporation)

                 300 Liberty Street, Peoria, Illinois  61602
                  (Address of principal executive offices)

      Registrant's telephone number, including area code (309) 675-8810
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Item 5. Other Events

CILCORP Inc. (the Company), a holding company, is the parent of Central Illinois Light Company (CILCO). CILCO is a public utility under the laws of the State of Illinois and, as such, is subject to regulation by the Illinois Commerce Commission (ICC) and the Federal Energy Regulatory Commission.

On December 12, 1994, the ICC issued a rate order designed to grant CILCO a $10.6 million, or 6.7%, annual increase in base rate gas revenues. The order represents approximately 75 percent of CILCO's original rate increase request. The new rates, designed to yield a return on common equity of 11.82 percent, are expected to go into effect the week of December 12, 1994. Reference is made to Form 10-K of CILCORP and CILCO for the year ended December 31, 1993, and Form 10-Q for the nine months ended September 30, 1994, under the heading
CILCO Gas Rate Increase Request.

As a part of its rate order, the ICC disallowed approximately $7.5 million of CILCO's investment in the Springfield cast iron renewal project. Of this amount, CILCO previously recorded a pre-tax charge of approximately $4.6 million against third quarter 1994 earnings. CILCO plans to record the remaining disallowance through a one-time, pre-tax charge of approximately $2.9 million against fourth quarter net income.

                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                         CILCORP INC.
                                                         (Registrant)


   Date:  December 12, 1994                    By:      R. O. Viets
                                                        President and Chief
                                                        Executive Officer



                                                        T. D. Hutchinson
                                                        Controller

                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               Central Illinois Light Company
                                                         (Registrant)


   Date:  December 12, 1994                    By        T. S. Romanowski
                                                       Vice President and
                                                     Chief Financial Officer


                                                         R. L. Beetschen
                                                           Controller